GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Schedule of Investments

February 28, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – 99.9%
Gathering + Processing – 42.3%
2,410,929	Crestwood Equity Partners LP	$ 59,622,274
2,228,952	DCP Midstream LP	93,125,615
5,906,804	EnLink Midstream LLC	66,510,613
475,341	Hess Midstream LP Class A	13,033,850
3,940,017	MPLX LP	136,442,789
338,485	ONEOK, Inc.	22,153,843
956,234	Targa Resources Corp.	70,856,939
1,234,345	The Williams Cos., Inc.	37,153,784
4,592,758	Western Midstream Partners LP	119,457,636

		618,357,343

Marketing | Retail – 0.5%
471,304	Suburban Propane Partners LP	7,177,960

Marketing | Wholesale – 3.0%
973,396	Sunoco LP	44,270,050

Other* – 0.6%
686,240	Clean Energy Fuels Corp.	3,842,944
537,100	Tidewater Renewables Ltd.	4,235,395

		8,078,339

Other | Liquefaction – 6.1%
272,457	Cheniere Energy Partners LP	13,470,274
462,261	Cheniere Energy, Inc.	72,732,146
497,100	NextDecade Corp.*	3,509,526

		89,711,946

Pipeline Transportation | Natural Gas – 22.9%
948,471	DTE Midstream, Inc.	47,613,244
13,165,852	Energy Transfer LP	166,679,687
4,716,749	Enterprise Products Partners LP	120,418,602

		334,711,533

Pipeline Transportation | Petroleum – 19.8%
467,516	Enbridge, Inc.	17,541,200
1,012,667	Genesis Energy LP	11,716,557
1,977,293	Magellan Midstream Partners LP	105,112,896
1,537,588	NuStar Energy LP	24,001,749
534,453	Pembina Pipeline Corp.	17,551,437
8,639,808	Plains All American Pipeline LP	114,477,456

		290,401,295

Power Generation – 1.0%
96,364	Sempra Energy	14,450,745

Shares	Description	Value

Common Stocks – (continued)
Production + Mining | Hydrocarbon – 3.7%
83,514	Chesapeake Energy Corp.	$ 6,748,766
102,320	ConocoPhillips	10,574,772
129,068	Devon Energy Corp.	6,959,347
84,750	EOG Resources, Inc.	9,578,445
439,955	Marathon Oil Corp.	11,064,868
230,908	Ovintiv, Inc.	9,875,935

		54,802,133

TOTAL COMMON STOCKS (Cost $1,444,407,823)		$1,461,961,344

Units	Expiration Date	Strike Price	Value

Warrants* – 0.0%
Special Purpose Acquisition Company – 0.0%
Fast Radius, Inc. Private
333,300	02/11/28	$11.500	$ 100
(Cost $499,950)

Shares	Dividend Rate	Value

Investment Company(a) –0.7%
Goldman Sachs Financial Square Government Fund - Institutional Shares
9,826,752	4.475%	$ 9,826,752
(Cost $9,826,752)

TOTAL INVESTMENTS – 100.6%
(Cost $1,454,734,525)		$1,471,788,196

OTHER ASSETS IN EXCESS OF OTHER LIABILITIES – (0.6)%		(8,718,246)

NET ASSETS – 100.0%		$1,463,069,950

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated fund.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Schedule of Investments (continued)

February 28, 2023 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

Investment Abbreviations:
LLC	— Limited Liability Company
LP	— Limited Partnership

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Schedule of Investments (continued)

February 28, 2023 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS

Investment Valuation — The Fund valuation policy is to value investments at fair value.

Investments and Fair Value Measurements — U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. With respect to the Fund investments that do not have readily available market quotations, the Trustees have designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under the Valuation Procedures and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Schedule of Investments (continued)

February 28, 2023 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Private Investments in Public Equities — The Fund may invest in equity securities of an issuer that are issued through a private investment in public equity (“PIPE”) transaction. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, typically at a discount to the market price of the issuer’s common stock. Securities purchased through PIPE transactions will be restricted from trading and generally considered illiquid until a registration statement for the shares is filed and declared effective. These securities are valued the same as other equity securities as noted above and generally include a Liquidity Valuation Adjustment (LVA), which is a discount to the market price of an issuer’s common stock, to reflect trading restrictions. The LVA is based on the length of the lock-up time period and volatility of the underlying security. Securities purchased through PIPE transactions are classified as Level 2 until such time as the trading restriction is removed.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund — Institutional Shares (“Underlying Money Market Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Money Market Fund’s accounting policies and investment holdings, please see the Underlying Money Market Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received, if any, is reported separately on the Statement of Assets and Liabilities as either due to broker/receivable for collateral on certain derivative contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are typically traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchanged-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

Special Purpose Acquisition Companies — The Fund may invest in stock of, warrants to purchase stock of, and other interests in, special purpose acquisition companies or similar special purpose entities that pool funds to seek potential merger and acquisition opportunities (collectively, “SPACs”). SPACs are companies that have no operations but go public with the intention of merging with or acquiring a company using the proceeds of the SPAC’s initial public offering. Stock purchased in a SPAC’s initial public offering are valued the same as other equity securities as noted above. Certain private SPAC investments (e.g. “founder shares” and private warrants), however, may be subject to forfeiture or expire worthless if certain events do not take place. A

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Schedule of Investments (continued)

February 28, 2023 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Probability Valuation Adjustment (PVA) is applied to such securities until such contingencies have been satisfied. An LVA may also be applied to securities which are subject to externally imposed and legally enforceable trading restrictions. Such positions are generally classified as Level 3. The Fund may also enter into an unfunded commitment to purchase securities in a PIPE transaction and will satisfy the commitment if and when the SPAC completes its merger or acquisition. The Fund may purchase securities in a SPAC PIPE transaction only upon such contingencies being satisfied. Such investments are valued similar to founder shares mentioned above and are generally classified as Level 3.

Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of February 28, 2023:

Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock(a)
North America	$1,461,961,344	$—	$—
Warrants	—	100	—
Investment Company	9,826,752	—	—

Total	$1,471,788,096	$100	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Fund utilizes fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.

The Fund’s risks include, but are not limited to, the following:

Derivatives Risk — The Fund’s use of derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) may result in loss, including due to adverse market movements. Derivatives, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other assets and instruments, may increase market exposure and be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying assets or instruments may produce disproportionate losses to the Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill, or lacks the capacity or authority to fulfill, its contractual obligations, liquidity risk, which includes the risk that the Fund will not be able to exit the derivative when it is advantageous to do so, and risks arising from margin requirements, which include the risk that the Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, and the failure of the performance of the derivatives used to replicate the performance of a particular asset class to accurately track the performance of that asset class. There is no guarantee that the use of derivatives will achieve their intended result.

Dividend-Paying Investments Risk — The Fund’s investments in dividend-paying securities could cause the Fund to underperform other funds that invest in similar asset classes but employ a different investment style. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. For example, in response to the outbreak of a novel strain of coronavirus (known as COVID-19), the U.S. Government passed the Coronavirus Aid, Relief and Economic Security Act in March 2020, which established loan programs for certain issuers impacted by COVID-19. Among other conditions, borrowers under these loan programs are generally restricted from paying dividends. The adoption of new legislation could further limit or restrict the ability of issuers to pay dividends. To the extent that dividend-paying securities are concentrated in only a few market sectors, the Fund may be subject to the risks of volatile economic cycles and/or conditions or developments that may be particular to a sector to a greater extent than if its investments were diversified across

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Schedule of Investments (continued)

February 28, 2023 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

different sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. A sharp rise in interest rates or an economic downturn could cause an issuer to abruptly reduce or eliminate its dividend. This may limit the ability of the Fund to produce current income.

Geographic and Sector Risk — The Fund focuses its investments in the energy sector, and will therefore be susceptible to adverse economic, environmental, business, regulatory or other occurrences affecting that sector. The energy sector has historically experienced substantial price volatility. MLPs and other companies operating in the energy sector are subject to specific risks, including, among others, fluctuations in commodity prices; reduced consumer demand for commodities such as oil, natural gas or petroleum products; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; extreme weather or other natural disasters; and threats of attack by terrorists on energy assets. Additionally, changes in the regulatory environment for energy companies may adversely impact their profitability. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy companies.

Investments in Other Investment Companies — As a shareholder of another investment company, the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Schedule of Investments (continued)

February 28, 2023 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Master Limited Partnership Risk — Investments in securities of MLPs involve risks that differ from investments in common stocks, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.

MLP Tax Risk. MLPs are generally treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income. This would have the effect of reducing the amount of cash available for distribution by the MLP and could result in a reduction in the value of a Fund’s investment in the MLP and lower income to the Fund.

To the extent a distribution received by a Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP will be reduced, which may increase the Fund’s tax liability upon the sale of the interests in the MLP or upon subsequent distributions in respect of such interests.

Non-Diversification Risk — The <Fund Name  —  undefined> is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in one or more issuers or in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Special Purpose Acquisition Companies Risk — The Fund may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. Because SPACs and similar entities are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. An investment in a SPAC is subject to a variety of risks, including that (i) a portion of the monies raised by the SPAC for the purpose of effecting an acquisition or merger may be expended prior to the transaction for payment of taxes and other purposes; (ii) prior to any acquisition or merger, a SPAC’s assets are typically invested in government securities, money market funds and similar investments whose returns or yields may be significantly lower than those of the Fund’s other investments; (iii) the Fund generally will not receive significant income from its investments in SPACs (both prior to and after any acquisition or merger) and, therefore, the Fund’s investments in SPACs will not significantly contribute to the Fund’s distributions to shareholders; (iv) an attractive acquisition or merger target may not be identified at all, in which case the SPAC will be required to return any remaining monies to shareholders; (v) if an acquisition or merger target is identified, the Fund may elect not to participate in the proposed transaction or the Fund may be required to divest its interests in the SPAC due to regulatory or other considerations, in which case the warrants or other rights with respect to the SPAC held by the Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (vi) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders; (vii) under any circumstances in which the Fund receives a refund of all or a portion of its original investment (which typically represents a pro rata share of the proceeds of the SPAC’s assets, less any applicable taxes), the returns on that investment may be negligible, and the Fund may be subject to opportunity costs to the extent that alternative investments would have produced higher returns; (viii) to the extent an acquisition or merger is announced or completed, shareholders who redeem their shares prior to that time may not reap any resulting benefits; (ix) the Fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; (x) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (xi) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (xii) only a thinly traded market for shares of or interests in a SPAC may develop, or there may be no market at all, leaving the Fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the Fund believes is the SPAC interest’s intrinsic value; and (xiii) the values of investments in SPACs may be highly volatile and may depreciate significantly over time.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Schedule of Investments (continued)

February 28, 2023 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Strategy Risk — The Fund’s strategy of investing primarily in MLPs, resulting in its being taxed as a corporation, or a “C” corporation, rather than as a regulated investment company for U.S. federal income tax purposes, is a relatively new investment strategy for funds. This strategy involves complicated accounting, tax and valuation issues. Volatility in the NAV may be experienced because of the use of estimates at various times during a given year that may result in unexpected and potentially significant consequences for the Fund and its shareholders.

Tax Risks — Tax risks associated with investments in a Fund include but are not limited to the following:

Fund Structure Risk. Unlike traditional mutual funds that are structured as regulated investment companies for U.S. federal income tax purposes, [the/each] Fund will be taxable as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. This means the Funds generally will be subject to U.S. federal income tax on their taxable income at the rates applicable to corporations (currently a maximum rate of 21%), and the Fund will also be subject to state and local income taxes.

Tax Estimation/NAV Risk. In calculating the Fund’s daily NAV, the Fund will, among other things, include its current taxes and deferred tax liability and/or asset balances and related valuation balances, if any. The Fund may accrue a deferred income tax liability balance, at the currently effective statutory U.S. federal income tax rate (currently 21%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on interests of MLPs considered to be return of capital and for any net operating gains. Any deferred tax liability balance will reduce the Fund’s NAV which could have an effect on the market price of the shares. Upon the Fund’s sale of its interest in an MLP, the Fund may be liable for previously deferred taxes. The Fund may also record a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with net operating losses, capital loss carryforwards, and/or unrealized losses. Any deferred tax asset balance will increase the Fund’s NAV to the extent it exceeds any valuation allowance which could have an effect on the market price of the shares. The Fund will rely to some extent on information provided by MLPs, which may not be provided to the Fund on a timely basis, to estimate current taxes and deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its NAV. The daily estimate of the Fund’s current taxes and deferred tax liability and/or asset balances used to calculate the Fund’s NAV could vary significantly from the Fund’s actual tax liability or benefit, and, as a result, the determination of the Fund’s actual tax liability or benefit may have a material impact on the Fund’s NAV. From time to time, the Fund may modify its estimates or assumptions regarding its current taxes and deferred tax liability and/or asset balances as new information becomes available, and such modifications in estimates or assumptions may have a material impact on the Fund’s NAV.